UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

Amendment No. 1
on

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 23, 2005

___________________

S&C Holdco 3, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-100717 (Commission File Number)	81-0557245 (I.R.S. Employer Identification Number)

1770 Promontory Circle, Greeley, CO (Address of principal executive offices)		80634 (Zip code)

Registrant’s telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K of S&C Holdco 3, Inc. filed with the Securities and Exchange Commission on April 27, 2005 (the “Initial Form 8-K”). This Amendment No. 1 amends the Initial Form 8-K to include revised disclosure under Item 1.01. Except as amended by this Amendment No. 1, the information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 1.01 Entry into a Material Definitive Agreement.

     On April 23, 2005, Swift Foods Company (“Swift Foods”) and John N. Simons, president and chief executive officer of Swift Foods and a member of Swift Foods’ board of directors, entered into a Third Amendment to Executive Employment Agreement (the “Third Amendment”), which amended Mr. Simons’ Executive Employment Agreement dated May 20, 2002, as amended. The parties have revised the Third Amendment to increase the number of options to purchase shares of Swift Foods common stock that Swift Foods will purchase from Mr. Simons from 4,000,000 to 6,400,000 for an aggregate purchase price of $5,504,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&C HOLDCO 3, INC.
By:	/s/ Danny C. Herron
	Name:	Danny C. Herron
	Title:	Co-Chief Executive Officer, Chief Financial Officer, Executive Vice President -- Finance & Controls

Date: May 4, 2005